                                                                   EXHIBIT 10.25

                        FOURTH AMENDMENT TO BRIDGE NOTE
                        -------------------------------

THIS FOURTH AMENDMENT TO BRIDGE NOTE (this "Agreement") is made as of the 9th day of December, 1996, by and between Styles on Video, Inc., a Delaware corporation ("SOV"), Forever Yours, Inc., a California Corporation ("FYI") and International Digital Investors, L.P., a Delaware limited partnership ("IDI").

                                    RECITALS
                                    --------

WHEREAS, SOV, FYI, and IDI entered into a 10% Bridge Note Due October 3, 1996, dated September 19, 1996, ("the Bridge Note");

WHEREAS, SOV, FYI and IDI entered into an Amendment and Waiver Agreement dated October 15, 1996, which, among other things, increased the amount of the financing available to $280,000 and extended the due date of the Bridge Note to October 29, 1996;

WHEREAS, SOV, FYI and IDI entered into a Second Amendment and Waiver Agreement dated October 25, 1996, which, among other things, increased the amount of the financing available to $415,000, extended the due date of the Bridge Note to November 8, 1996, and provided for the issuance of warrants equal to 3% of the fully diluted shares of SOV's common stock outstanding should the parties fail to enter into a permanent financing arrangement with IDI by November 30, 1996;

WHEREAS, SOV, FYI and IDI entered into a Third Amendment and Waiver Agreement dated November ___, 1996, which, among other things, increased the amount of the financing available to $665,000, extended the due date of the Bridge Note to December 9, 1996, and increased the number of warrants issuable from 3% to 4% of the fully diluted shares of SOV's common stock outstanding should the parties fail to enter into a permanent financing arrangement with IDI by December 31, 1996 ("the Amended Bridge Note");

WHEREAS, it would be a violation of the terms of the Amended Bridge Note were SOV and FYI to fail to pay the principal and unpaid interest due on December 9, 1996;

WHEREAS, IDI wishes to advance and SOV and FYI wish to receive up to an additional $190,000 plus pursuant to the Amended Bridge Note;

WHEREAS, the parties wish to amend all of the relevant documentation to avoid violations or default of the Amended Bridge Note by virtue of such failure, and to increase the amount and extend the due date of the Amended Bridge Note and to modify the conditions under which warrants are issuable to IDI;

NOW, THEREFORE, IN CONSIDERATION of the premises and for good and valuable consideration, the parties hereby agree as follows:

1.   Due Date.  The due date of the Amended Bridge Note is hereby amended from
     --------
December 9, 1996 to December 31, 1996.

2.   Note Amount.  The amount of the Amended Bridge Note is hereby amended from
     -----------
$665,000 to up to $855,000. Additional advances pursuant to the Amended Bridge Note shall be funded via wire transfer from IDI to SOV or FYI in accordance with the following schedule:

     Amount            Funding Date
     ------            --------------
     $140,000          December 10, 1996
     up to $50,000     upon SOV's receipt of pending tax refunds.

3.   Default Interest Commencement Date.  The date of commencement of the
     ----------------------------------
Default Rate of interest is hereby amended from November 8, 1996 to December 31, 1996.

4.   Warrants.  The conditions under which the issuance of warrants to IDI may
     --------
be avoided are hereby amended in their entirety as follows:

     To avoid the issuance of warrants to IDI, the parties must enter into a permanent financing arrangement with IDI or complete an exchange of
                                              --------------------------
     warrants held by IDI for substantially all authorized unreserved unissued
     -------------------------------------------------------------------------
     shares of SOV common stock at a conversion ratio agreed upon by SOV and IDI
     ---------------------------------------------------------------------------
     by December 31, 1996.

5.   Applicable Law.  This Agreement shall be governed by and construed in
     --------------
accordance with the internal laws of the State of California without regard to conflicts of laws principles.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                              STYLES ON VIDEO

                              By:
                                 -----------------------------------------

                              Name:
                                   ---------------------------------------

                              Title:
                                    --------------------------------------



                              FOREVER YOURS, INC.

                              By:
                                 -----------------------------------------

                              Name:
                                   ---------------------------------------

                              Title:
                                    --------------------------------------


                              INTERNATIONAL DIGITAL INVESTORS, L.P.

                              By IDI Corp., a Delaware corporation,
                              its General Partner

                              By:
                                 -----------------------------------------

                              Name:
                                   ---------------------------------------

                              Title:
                                    --------------------------------------